                                                                 EXHIBIT 10.13

                            PRODUCT LICENSE AGREEMENT


                                     between


                           SOUTHERN RESEARCH INSTITUTE


                             2000 Ninth Avenue South
                            Birmingham, Alabama 35205


                                       and


                            Drug Abuse Sciences, Inc.
                           1430 O'Brien Drive, Suite E
                          Menlo Park, California 94025

                                TABLE OF CONTENTS

                                                                          Page

Section 1.  Definitions......................................................1

Section 2.  License Grants...................................................4

Section 3.  Running Royalties................................................5

Section 4.  Due Diligence in Commercialization...............................5

Section 5.  Product Development and Marketing................................6

Section 6.  Buprenorphine Patents Protection.................................6

Section 7.  Enforcement of the Buprenorphine Patents.........................6

Section 8.  Infringement of Third Party Rights...............................7

Section 9.  Representations and Warranties of SOUTHERN.......................8

Section 10.  Negation of Warranties by SOUTHERN..............................9

Section 11.  Representations and Warranties of DAS...........................9

Section 12.  Limitation of Liability.........................................9

Section 13.  Indemnity......................................................10

Section 14.  Confidentiality................................................10

Section 15.  Termination....................................................11

Section 16.  General Provisions.............................................12


Exhibit A

          CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
          AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                            PRODUCT LICENSE AGREEMENT

         THIS PRODUCT LICENSE AGREEMENT (the "Agreement") is hereby made and entered into as of __________ _____, 2000 by and between SOUTHERN RESEARCH INSTITUTE, an Alabama not-for-profit corporation, having an office at 2000 Ninth Avenue South, Birmingham, Alabama 35205 ("SOUTHERN") and Drug Abuse Sciences, Inc., a California corporation, having an office at 1430 O'Brien Drive, Suite E, Menlo Park, California 94025 ("DAS").

                                    RECITALS

         WHEREAS, DAS is engaged in the business of discovering, developing, licensing, manufacturing, marketing and selling pharmaceutical products and all related activities; and

         WHEREAS, in the course of such business, SOUTHERN and DAS have entered into a research agreement dated _____ (the "Research Agreement"), directed toward the development and evaluation of an [********] of Buprenorphine for use in the treatment of drug or other opiod addiction; and

         WHEREAS, Section 1(c) of the Research Agreement grants to DAS an option (the "Option") to acquire from SOUTHERN an exclusive license to such Buprenorphine formulation upon reasonable terms and conditions; and

         WHEREAS, DAS desires to exercise such Option and to acquire a license to such Buprenorphine formulation; and

         WHEREAS, SOUTHERN desires to grant to DAS the desired license, subject to the terms and conditions of this Agreement; and

         WHEREAS, SOUTHERN and DAS desire to set forth in writing the terms and conditions under which DAS will acquire from SOUTHERN the desired license to the Buprenorphine formulation.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises set forth above and the covenants and promises hereinafter set out, DAS and SOUTHERN, intending to be legally bound, hereby agree as follows:

SECTION 1.        DEFINITIONS.

                  SECTION 1.1 "Affiliate" - means any corporation, company, partnership, joint venture or other business entity which controls, is controlled by, or is under common control with DAS. For purposes of this Section 1`.1, "control" means: (a) in the case of a corporation, the direct or indirect ownership of at least forty percent (40%) of the stock or participating shares entitled to vote for the election of directors, or (b) in all other cases, the direct or indirect ownership of at least a forty percent (40%) profits interest in the business entity.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  SECTION 1.2 "Agreement" means this Product License Agreement entered into by and between DAS and SOUTHERN as of _____, 2000.

                  SECTION 1.3 "Average Annual Running Royalty Payment" means an amount equal to [********] percent [********] of the average of the annual Running Royalties paid by DAS to SOUTHERN in the first [********] years after the first commercial sale of Controlled Release Buprenorphine in the United States.

                  SECTION 1.4 "Base Royalty Payment" means, for each year during the Term of this Agreement, the following amount:

          Applicable Year                              Base Royalty Payment Due
          ---------------                              ------------------------
          From the Effective Date until the            [********]
         [********] Date

          [********]                                   [********]

                  SECTION 1.5 "Confidential Information" means any proprietary information, research project, processes, work in process, future development, scientific, engineering, manufacturing, marketing, business plan, financial or personnel matter relating to either DAS or SOUTHERN, DAS' present or future products, sales, supplies, customers, employees, investors or business including DAS' plans to commercialize Controlled Release Buprenorphine and any other information or biological or chemical materials relating to Controlled Release Buprenorphine, whether in oral, written, graphic or electronic form.

                  SECTION 1.6 "Controlled Release Buprenorphine" means any [********]

                  SECTION 1.7 "Effective Date" means _______, 2000.

                  SECTION 1.8 "Force Majeure" means with respect to a party, any event reasonably beyond the control of such party including, but not limited to wars, hostilities, revolutions, riots, civil commotion, national emergency, strikes, lockouts, unavailability of supplies, epidemics, fire, flood, earthquake, force of nature, explosion, embargo, or any other Act of God, or any law, proclamation, regulation, ordinance, or other act or order of any court, government or governmental agency.

                  SECTION 1.9 "Buprenorphine" means each of [********]

                  SECTION 1.10 "Buprenorphine Patents" means any current or future patent rights to subject matter claimed in or covered by a patent application(s) describing any invention arising in the performance of work under the Research Agreement between SOUTHERN and

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

DAS dated as of January 21, 2000 ("Research Agreement"), and includes, without limitation, all substitutions, divisionals, continuations, continuations-in-part and inventors' certificates and all foreign counterparts of the foregoing patent(s) or patent application(s) together with all registrations, reissues, reexaminations or extensions of such patent(s).

                  SECTION 1.11 "Net Sales" means the total of all amounts actually received by DAS or its Affiliates, for sales of Controlled Release Buprenorphine to independent third-parties (including, but not limited to Sublicensees and distributors) that, except for the licenses granted by SOUTHERN to DAS in Sections 2.1 and 2.1 of this Agreement, would infringe the Buprenorphine Patents or the SOUTHERN Patent Rights, less:

                           (a) returns, allowances, discounts, commissions, and
adjustments;

                           (b) packing, handling, transportation, and insurance
charges;

                           (c) sales, use, excise and similar taxes, duties
and similar governmental assessments imposed on the sale of Controlled Release Buprenorphine; and

                           (d) the amount of any Running Royalties actually
paid by DAS to a third party to acquire rights to a patent which is materially necessary in DAS' reasonable judgement, consistent with industry practices, to commercialize, develop or exploit Control Release Buprenorphine.

                  SECTION 1.12 "Running Royalty" means, for each year during the term of this Agreement, the following amount:

          Net Sales of Controlled
          Release Buprenorphine                           Running Royalty
          -----------------------                         ---------------
          [********]                                      [********]

          [********]                                      [********]

          [********]                                      [********]

                  SECTION 1.13 "SOUTHERN Know-How" means any and all inventions (whether or not patentable), technical information, know-how, processes, procedures, compositions, devices, methods, techniques, data, information, or physical, chemical, or biological materials know to or possessed by SOUTHERN which are either covered by the SOUTHERN Patents or are reasonably necessary or useful to enable DAS to commercialize develop or exploit Controlled Release Buprenorphine.

                  SECTION 1.14 "SOUTHERN Patent Rights" means the rights described in the patents listed on Exhibit A to this Agreement and includes, without limitation, all substitutions, divisionals, continuations, continuations-in-part and inventors' certificates and all foreign counterparts of the foregoing patents together with all registrations, reissues, reexaminations or extensions of such patents.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  SECTION 1.15 "Sublicensee" shall mean any non-Affiliate third party to whom DAS has granted the right to sell Controlled Release Buprenorphine.

                  SECTION 1.16 "Term of this Agreement" means a period beginning on the Effective Date and ending upon the later of the last to expire of the Buprenorphine Patent(s) or SOUTHERN Patent Rights.

                  SECTION 1.17 "Third Anniversary Date" means the date which is three (3) years from the date of the first commercial sale of Controlled Release Buprenorphine in the United States.

SECTION 2.        LICENSE GRANTS.

                  SECTION 2.1 EXCLUSIVE LICENSE. Subject to the terms and conditions of this Agreement, SOUTHERN hereby grants to DAS an exclusive, worldwide license under the Buprenorphine Patents to develop, create, make, have made, use, distribute and have distributed, sell and have sold, and otherwise exploit for any commercial purpose Controlled Release Buprenorphine.

                  SECTION 2.2 LICENSE IN SOUTHERN PATENT RIGHTS AND KNOW-HOW. Subject to the terms and conditions of this Agreement including, but not limited to the license granted and restrictions set forth in Section 2.1, SOUTHERN hereby grants to DAS a non-exclusive, world-wide license to practice the SOUTHERN Patent Rights and the SOUTHERN Know-How solely in conjunction with the commercialization, development or exploitation of Controlled Release Buprenorphine.

                  SECTION 2.3 RIGHT TO SUBLICENSE. Subject to the terms and conditions of this Agreement, SOUTHERN hereby grants to DAS the right to sublicense the right to make, have made, use, sell and have sold Controlled Release Buprenorphine. Any such sublicense shall be granted pursuant to the terms and conditions of this Agreement. The granting of a sublicense under this Agreement shall not relieve DAS of its responsibilities for performance hereunder. In the event that DAS grants a sublicense pursuant to the terms of this Agreement, DAS shall promptly notify SOUTHERN of the grant of said sublicense and shall provide a copy to SOUTHERN within thirty (30) days of the date of its execution, unless DAS obtains SOUTHERN's approval to the contrary, which SOUTHERN will not unreasonably withhold.

                  SECTION 2.4 LICENSE TO SOUTHERN. Subject to the terms and conditions of this Agreement, DAS (on behalf of itself, its Affiliates, Sublicensees, distributors, and manufacturers) hereby grants to SOUTHERN a non-exclusive, royalty-free license to exploit for any commercial purpose any improvements to the SOUTHERN Patent Rights that are conceived and reduced to practice by DAS, its Affiliates, Sublicensees, distributors, or manufacturers during the term of this Agreement (regardless of the patentability of such improvement). DAS hereby agrees to promptly notify SOUTHERN of any and all such improvements. Prosecution of all patentable improvements shall be governed by the provisions of Section 6 of this Agreement. DAS hereby agrees to specifically include the foregoing provisions concerning improvements to the SOUTHERN Patent Rights in all agreements with its Affiliates, Sublicensees, distributors, and manufacturers concerning Controlled Release Buprenorphine.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SECTION 3.        RUNNING ROYALTIES.

                  SECTION 3.1 CALCULATION OF AMOUNT. During each year of the Term of this Agreement, [********].

                  SECTION 3.2 TIMING OF PAYMENTS. [********] after the end of each quarter. DAS shall pay interest on any amounts that are not subject to a good faith dispute between the parties and are not paid to SOUTHERN when due under this Section 3.2 at the [********] as set by AmSouth Bank, Birmingham, Alabama per annum. DAS shall also pay to SOUTHERN all reasonable out-of-pocket expenses actually incurred by SOUTHERN in the course of collecting amounts past due under this section, including reasonable attorneys' fees, whether or not any suit was commenced by SOUTHERN against DAS.

                  SECTION 3.3 RUNNING ROYALTY REPORTS. [********], its Affiliates and Sublicensees, if any, during such calendar quarter as are pertinent to account for Running Royalties due under Section 3.1 of this Agreement. Such report shall include at least (i) [********], (ii) [********], and (iii) [********]. SOUTHERN shall not provide to third parties any information contained in reports provided by DAS under this Section 3.3.

                  SECTION 3.4 BOOKS AND RECORDS. DAS shall keep and maintain complete and accurate accounting records containing such information as is reasonably necessary to enable verification of the Running Royalties accrued and payable to SOUTHERN by DAS under the terms of this Agreement. Upon the written request of SOUTHERN and not more than once in each calendar year, DAS shall permit an independent, certified public accounting firm of nationally recognized standing (bound to confidentiality) selected by SOUTHERN and reasonably acceptable to DAS, at SOUTHERN's expense, to have access during normal business hours to those records of DAS as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for any year [********]. The accounting firm shall disclose to DAS and SOUTHERN the extent of any discrepancies and the basis for such determination. An adjusting payment shall be made upon demonstration of any underpayment. Such payment shall be made in accordance with the provisions of Section 3.2 of this Agreement.

                  SECTION 3.5 EXPENSE OF AUDITS. The fees and expenses of the accounting firm associated with SOUTHERN's request for an audit pursuant to
Section 3.4 shall be borne by SOUTHERN; provided, however, that if any audit shall correctly show that DAS underpaid the Running Royalties due to SOUTHERN under this Agreement for the period being audited [********] of the amount that was payable for such period, then DAS shall, in addition to paying SOUTHERN any such deficiency, reimburse SOUTHERN for the out-of-pocket costs of such audit.

SECTION 4.        DUE DILIGENCE IN COMMERCIALIZATION.

                  SECTION 4.1 OBLIGATION TO EXPLOIT. DAS shall use commercially reasonable efforts to bring Control Release Buprenorphine to market and to meet the market demand therefor.

                  SECTION 4.2 COMMERCIALIZATION MILESTONE. SOUTHERN shall have the option to terminate this Agreement in the event that DAS is unable to file a new drug application for a

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Controlled Release Buprenorphine formulation with the United States Food and Drug Administration by the fifth anniversary of the Effective Date, unless a Force Majeure occurs during such period, in which case the period of time to file such application shall be extended for a reasonable period of time to be mutually agreed upon by the parties.

SECTION 5.        PRODUCT DEVELOPMENT AND MARKETING.

                  SECTION 5.1 CLINICAL TRIALS. DAS shall be responsible for preparation and prosecution of any regulatory filings required in order to conduct clinical trials on Controlled Release Buprenorphine. DAS shall be the owner of record for all such regulatory filings.

                  SECTION 5.2 MARKETING OF CONTROLLED RELEASE BUPRENORPHINE. DAS shall be responsible for the preparation and prosecution of suitable applications and submissions for marketing approval of Controlled Release Buprenorphine and shall be the owner and party of record of all such applications and regulatory filings.

                  SECTION 5.3 COOPERATION AND ASSISTANCE BY SOUTHERN. SOUTHERN will, subject to payment by DAS of its reasonable expenses, exercise commercially reasonable efforts to assist DAS in obtaining the regulatory licenses and approvals referred to in Sections 5.1 and 5.2 of this Agreement, and will provide and execute all documents DAS may reasonably request for any of the foregoing purposes. SOUTHERN hereby irrevocably designates and appoints DAS and its duly authorized officers and agents, with full power of substitution, as SOUTHERN's agents and attorneys-in-fact to act for and in SOUTHERN's behalf and instead of SOUTHERN, to execute and file any such document and to do all other lawfully permitted acts to further the purposes of the foregoing with the same legal force and effect as if executed by SOUTHERN.

SECTION 6.        BUPRENORPHINE PATENT PROTECTION.

                  SECTION 6.1 PATENT PROSECUTION. DAS will be responsible for the filing, prosecution and maintenance of the Buprenorphine Patents. Preparation, filing, prosecution, and maintenance of the Buprenorphine Patents shall be solely at DAS' expense. DAS shall provide SOUTHERN with a reasonable period of time to review patent applications prepared by DAS for the Buprenorphine Patents.

                  SECTION 6.2 TERMINATION OF PROSECUTION. DAS' obligation to underwrite and pay patent costs pursuant to this Section 6 shall continue for the Term of this Agreement; provided, however, that DAS may terminate its obligations with respect to any given patent application or patent upon three
(3) months written notice to SOUTHERN. SOUTHERN may then continue prosecution and/or maintenance of such application(s) or patent(s) at its sole discretion and expense. In the event that SOUTHERN decides to continue prosecution and/or maintenance of any such application or patent, DAS shall have no further rights to any invention claimed therein.

SECTION 7.        ENFORCEMENT OF THE BUPRENORPHINE PATENTS.

                  SECTION 7.1 INFRINGEMENT ACTIONS. DAS will have the right to enforce the Buprenorphine Patents against third-party infringement. Any such infringement action initiated

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

by DAS shall be prosecuted in its own name and at its own expense. SOUTHERN shall cooperate fully with DAS in connection with any such action. SOUTHERN agrees to notify DAS promptly of any infringement of the Buprenorphine Patents of which SOUTHERN is or becomes aware.

                  SECTION 7.2 ASSIGNMENT OF PATENT RIGHTS. If DAS elects to commence an action pursuant to the authority granted it in Section 7.1 above, SOUTHERN shall have the right, without an obligation by DAS to pay any consideration other than as expressly required by this Agreement, to assign to DAS all of SOUTHERN's rights, title and interest in the Buprenorphine Patents. In the event that SOUTHERN makes such an assignment, such assignment shall be irrevocable and shall allow DAS to proceed on any such action without SOUTHERN as a party. If SOUTHERN assigns the Buprenorphine Patents to DAS pursuant to this Section 7.2, such assignment shall require DAS to continue to meet DAS' obligations under this Agreement as if the assigned patent were still licensed to DAS. In the event that the Buprenorphine Patents is not assigned to DAS and DAS commences an infringement action, SOUTHERN shall cooperate fully with DAS in connection with any such action, which may include, at the reasonable discretion of DAS, being named as a party and participating in such action at DAS' expense.

                  SECTION 7.3 DISTRIBUTION OF PROCEEDS. Any recoveries or reimbursements from any infringement action brought by DAS pursuant to Section
7.1 shall first be applied to reimburse DAS and SOUTHERN for all reasonable out-of-pocket litigation expenses actually incurred by DAS and SOUTHERN in the course of participating in such action. Any funds remaining after reimbursement of DAS and SOUTHERN for such expenses shall be treated as Net Sales of Controlled Release Buprenorphine for purposes of Sections 1.11 and 3.1 of this Agreement.

                  SECTION 7.4 ALTERNATIVE ENFORCEMENT. In the event that DAS elects in writing not to exercise its right to prosecute any infringement of the Buprenorphine Patents, SOUTHERN may elect to prosecute such infringement at its own expense, controlling such action and retaining all recoveries therefrom.

SECTION 8.        INFRINGEMENT OF THIRD PARTY RIGHTS.

                  SECTION 8.1 NOTICE. If the development, manufacture, use or sale of Controlled Release Buprenorphine results in a claim of patent infringement or trade secret misappropriation, the party to this Agreement first having notice shall promptly notify the other party in writing. The notice shall set forth the facts of the claim in reasonable detail.

                  SECTION 8.2 DEFENSE BY DAS. DAS shall defend against any such third party claim which is based on the development, manufacture, use or sale of Controlled Release Buprenorphine. SOUTHERN shall cooperate with DAS in such defense and shall tender to DAS the authority to control and/or settle such claim, but SOUTHERN shall have the right to be represented by counsel of its own choice and at its own expense. If DAS is required by a final court order to make a payment including Running Royalty payments on Net Sales of Controlled Release Buprenorphine by DAS to a third party in connection with the disposition of such claim, DAS shall be responsible for such payments.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  SECTION 8.3 DEFENSE BY SOUTHERN. SOUTHERN shall defend against any such third party claim which is based on DAS' use of the SOUTHERN Patent Rights or SOUTHERN Know-How to commercialize Control Release Buprenorphine. DAS shall cooperate with SOUTHERN in such defense and shall tender to SOUTHERN the authority to control and/or settle such claim, but DAS shall have the right to be represented by counsel of its own choice and at its own expense. If SOUTHERN is required by a final court order to make a payment including Running Royalty payments on Net Sales of Controlled Release Buprenorphine by DAS to a third party in connection with the disposition of such claim, SOUTHERN shall be responsible for such payments.

SECTION 9. REPRESENTATIONS AND WARRANTIES OF SOUTHERN. This Agreement is made with SOUTHERN in reliance upon SOUTHERN's representations and warranties to DAS, which by SOUTHERN's execution of this Agreement, SOUTHERN hereby confirms as follows:

                  SECTION 9.1       INTELLECTUAL PROPERTY.  SOUTHERN:

                                    (i) is the sole owner of all rights, title
and interest in the Buprenorphine Patents and the SOUTHERN Patent Rights and SOUTHERN Know-How;

                                    (ii) has not assigned, transferred,
licensed, pledged or otherwise encumbered the Buprenorphine Patents;

                                    (iii) has full power and authority to enter
into this Agreement and to grant the licenses set forth in Section 2 of this Agreement; and

                                    (iv) except as previously disclosed to DAS
in writing, is not aware of any questions or challenges with respect to the validity of any claims of the Buprenorphine Patents and the SOUTHERN Patents.

                  SECTION 9.2       AUTHORITY; NO CONFLICT.

                           (a) This Agreement  constitutes the legal,  valid,
and binding obligation of SOUTHERN, enforceable against SOUTHERN in accordance with its terms. SOUTHERN has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement.

                           (b) The execution and delivery of this Agreement will
not directly or indirectly (with or without notice or lapse of time):

                                    (i)     contravene,  conflict  with,  or
result in a violation of (A) any provision of the organizational documents of SOUTHERN, or (B) any resolution adopted by the board of directors of SOUTHERN; or

                                    (ii) contravene, conflict with, or result in
a violation or breach of any provision of, or give any person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any material agreement to which SOUTHERN is bound.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         SOUTHERN is not and or will not be required to give any notice to or obtain any consent from any person in connection with the execution and delivery of this Agreement.

SECTION 10. NEGATION OF WARRANTIES BY SOUTHERN. Except as specifically set forth in Section 9 of this Agreement, SOUTHERN hereby specifically disclaims all other warranties, either express or implied, with respect to Controlled Release Buprenorphine, including, without limitation, warranties of merchantability and fitness for a particular purpose.

SECTION 11. REPRESENTATIONS AND WARRANTIES OF DAS. DAS represents and warranties to SOUTHERN as follows:

            SECTION 11.1 ORGANIZATION AND GOOD STANDING.

         DAS is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations under this Agreement.

            SECTION 11.2 AUTHORITY; NO CONFLICT.

                    (a) This Agreement constitutes the legal, valid, and binding obligation of DAS, enforceable against DAS in accordance with its terms. DAS has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement.

                    (b) The execution and delivery of this Agreement will not directly or indirectly (with or without notice or lapse of time):

                         (i) contravene, conflict with, or result in a
violation of (A) any provision of the organizational documents of DAS, or (B) any resolution adopted by the board of directors or the stockholders of DAS; or

                         (ii) contravene, conflict with, or result in a
violation or breach of any provision of, or give any person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any material agreement to which DAS is bound.

         DAS is not and or will not be required to give any notice to or obtain any consent from any person in connection with the execution and delivery of this Agreement.

SECTION 12. LIMITATION OF LIABILITY. DAS hereby agrees to release, waive, and forever discharge any demands, claims, suits, or actions of any character against SOUTHERN arising out of or in connection with DAS' commercialization of Controlled Release Buprenorphine in the absence of any negligent or willful act or omission by SOUTHERN in the fulfillment of its obligations under this Agreement.

         In no event shall either party be responsible or liable with respect to any subject matter of this Agreement under contract, tort, strict liability or other legal theory, for any special, indirect,

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

incidental, or consequential damages such as, but not limited to, loss of product, profits or revenues, damage or loss from operation or non-operation of plant, or claims of customers.

SECTION 13. INDEMNITY. Subject to the terms of this paragraph, DAS hereby agrees to indemnify, hold harmless, and defend SOUTHERN and its officers, directors, representatives, agents, and employees from and against any and all demands, claims, suits, or actions of any character (a "claim") presented or brought on account of any injuries, losses, or damages sustained by any person or property in consequence of any negligent act or omission of DAS or its agents, employees, or subcontractors relating to Controlled Release Buprenorphine, except for any injuries, losses, or damages that specifically result from the negligence or willful misconduct of SOUTHERN, in the performance of the obligations imposed herein. DAS' obligations hereunder are subject to SOUTHERN (i) cooperating with DAS in such defense at DAS' expense, (ii) tendering to DAS the authority to control and/or settle such claim (but SOUTHERN shall have the right to by represented by counsel of its own choice and at its own expense), and (iii) notifying DAS in writing within 15 days of first becoming aware of any such claim, unless DAS is not prejudiced by later notification. The foregoing indemnity shall include but not be limited to court costs, attorneys' fees, costs of investigation, costs of defense associated with such demands, claims, suits, or actions. [********]. In the event that inclusion of SOUTHERN does increase the cost of such insurance by [********]. SOUTHERN shall then have [********] days from the receipt of such notice to elect to require DAS to add SOUTHERN as a beneficiary and reimburse DAS for the Excess Premium Amount.

         During the time that Controlled Release Buprenorphine is introduced into human trials or is being commercially distributed or sold by DAS or by a Sub-licensee, Affiliate or agent of DAS, [********], to the extent that such insurance is available to DAS at a cost reasonably related to the anticipated risks and commensurate with DAS' reasonable assessment of the risk and its ability to respond to damages. Any such [********] insurance shall provide (i) [********] (ii) [********]. The amounts provided for by such insurance [********].

         [********] or evidence of DAS' attempts to obtain such insurance upon written request of SOUTHERN [********].

SECTION 14.       CONFIDENTIALITY.

                  SECTION 14.1 CONFIDENTIALITY OBLIGATION. During the Term of this Agreement and for a period of five years thereafter, DAS and SOUTHERN shall maintain in confidence all Confidential Information disclosed to it by the other party. Neither DAS nor SOUTHERN will use, disclose or grant the use of such Confidential Information except as expressly authorized by this Agreement. To the extent that disclosure is authorized by this Agreement, the disclosing party will obtain prior agreement from the party to whom disclosure is to be made, to hold in confidence and not make use of such information for any purposes other than those permitted by this Agreement. Each party will use at least the same standard of care as it uses to protect its own proprietary and trade secret information to insure that such employees, agents, consultants and investigators do not disclose or make any unauthorized use of such Confidential Information. Each party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  SECTION 14.2 EXCEPTIONS. The obligations of confidentiality contained in Section 14.1 will not apply to the extent that it can be established by the receiving party by competent proof that such Confidential
Information:

                           (a) was  already  known to the  receiving  party,
other than under an obligation of confidentiality, at the time of disclosure by the other party;

                           (b) was generally available to the public or
otherwise part of the public domain at the time of its disclosure by the other party;

                           (c) became generally available to the public or
otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement; or

                           (d) was disclosed to the receiving party, other than
under an obligation of confidentiality, by a third-party lawfully in possession of the information.

                  SECTION 14.3 AUTHORIZED DISCLOSURE. Each party may disclose the Confidential Information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental laws or regulations, or reasonably required by investors, potential vendors and potential sources of financing, provided that if such party is required to make any such disclosure of the Confidential Information it will to the extent commercially practicable give reasonable advance notice to the other party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use all diligent efforts to secure confidential treatment of such information required to be disclosed to government authorities or by court order.

SECTION 15.       TERMINATION.

                  SECTION 15.1      TERMINATION BY SOUTHERN.  If DAS:

                           (a) Commits a breach of any of the material
provisions of this Agreement which is not cured by DAS within ninety (90) days of the date on which SOUTHERN provides written notice to DAS of such breach; or

                           (b) Commences or has commenced against it any
proceeding under the Federal Bankruptcy Code, or any state law concerning creditor relief, assignment for benefit of creditors, or appointment of a receiver , which proceeding is not dismissed within 90 days of the date of commencement, then SOUTHERN, to the extent permitted by law, shall have the right, at SOUTHERN's sole election, to declare the exclusive licenses granted to DAS in Section 2 of this Agreement terminated or to convert such licenses to non-exclusive, such termination or conversion to be effective immediately upon such declaration by SOUTHERN.

                  SECTION 15.2 TERMINATION BY DAS. DAS shall have the right to terminate this Agreement upon ninety (90) days written notice to SOUTHERN.

                  SECTION 15.3 CONSEQUENCES OF TERMINATION. If termination of this Agreement occurs, all rights licensed to DAS hereunder shall revert to SOUTHERN and neither party shall

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

have any obligations to the other party, except for accrued obligations to pay earned Running Royalties and other obligations hereof that expressly by their terms survive termination; provided, however, that in no event will DAS or any Sublicensee, transferee or assignee be precluded from disposing of its inventory or meeting its then existing supply obligations. Notwithstanding anything to the contrary, the following Sections shall survive termination:
8 - 14 and 16.

SECTION 16.       GENERAL PROVISIONS.

                  SECTION 16.1 GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of Alabama.

                  SECTION 16.2 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, together with the Research Agreement represent the entire agreement between the parties with respect to the subject matter hereof. This Agreement may only be modified or amended in writing signed by both parties. In the event of a conflict with respect to the licenses granted in this Agreement, the terms of this Agreement shall prevail over the Research Agreement.

                  SECTION 16.3 NOTICES. Notices, payments, statements, reports and other communications under this Agreement shall be in writing and shall be effective on receipt if addressed as follows:

                  If for SOUTHERN:

                           Southern Research Institute
                           200 Ninth Avenue South
                           Birmingham, Alabama  35205
                           Attn: David W. Mason
                           Telephone:  (205) 581-2389
                           Facsimile:  (205) 581-2618

If for DAS:

                           Drug Abuse Sciences, Inc.
                           1430 O'Brien Drive, Suite E
                           Menlo Park, California 94025
                           Attn: Chief Executive Officer
                           Telephone:  650-426-1000
                           Fax:  650-462-1003

Either party may change its official address upon written notice to the other party.

                  SECTION 16.4 NO WAIVER. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  SECTION 16.5 ASSIGNMENT. This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligation hereunder be assigned or transferred, by DAS without the written consent of SOUTHERN; provided, however, that DAS may, without such consent, assign this Agreement and its rights and obligations hereunder (a) in connection with the transfer or sale of all or substantially all of DAS' business, if such assets include substantially all of the assets relating to DAS' performance of its obligations hereunder, (b) to a wholly-owned subsidiary of DAS or one of its Affiliates or, (c) in the event of DAS' merger or consolidation with another company at any time during the term of this Agreement. Any purported assignment in violation of this Section 16.5 shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

                  SECTION 16.6 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  SECTION 16.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which together shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  SECTION 16.8 DISPUTE RESOLUTION. If a dispute arises between the parties relating to the interpretation or performance of this Agreement, the parties agree to hold a meeting, attended by individuals with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute prior to pursuing other available remedies. If, within 30 days after such meeting, unless extended by mutual consent, the parties have not succeeded in negotiating a resolution of the dispute, the parties agree to hold another meeting, attended by individuals holding at least vice presidential offices within their respective organizations, to again attempt in good faith to negotiate a resolution of the dispute. If, within 30 days after such meeting, unless extended by mutual consent, the parties have not succeeded in negotiating a resolution of the dispute, such dispute shall be submitted to final and binding arbitration under the then current Licensing Agreement Arbitration Rules of the American Arbitration Association ("AAA"), with a panel of three arbitrators in New York, New York. Such arbitrators shall be selected by mutual agreement of the parties or, failing such agreement, shall be selected according to the aforesaid AAA rules. The parties shall bear the costs of arbitration equally unless the arbitrators, pursuant to their right, but not their obligation, require the non-prevailing party to bear all or any unequal portion of the prevailing party's costs. The decision of the arbitrators shall be final and may be sued on or enforced by the party in whose favor it runs in any court of competent jurisdiction at the option of the successful party. The arbitrators will be instructed to prepare and deliver a written, reasoned opinion conferring their decision. The rights and obligations of the parties to arbitrate any dispute relating to the interpretation or performance of this Agreement or the grounds for the termination thereof shall survive the expiration or termination of this Agreement for any reason.

                  SECTION 16.9 FURTHER ASSURANCES. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  SECTION 16.10 SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

                  SECTION 16.11 PUBLICITY. Except as required by law and in connection with obtaining company financing, nothing contained in this Agreement shall be construed as conferring any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of SOUTHERN (including contraction, abbreviation or simulation of any of the foregoing) without prior written approval.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above stated.

SOUTHERN RESEARCH INSTITUTE                DRUG ABUSE SCIENCES, INC.

        /s/ David W. Mason                        /s/ Philippe Pouletty
-------------------------------------      -----------------------------------

Title:  Assistant Secretary Director       Title: Chief Executive Officer
Commercialization and Intellectual
Property

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT A

                         SOUTHERN/SOUTHERN PATENT RIGHTS


--------------------------------------------------------------------------------------------------------------------
                                   SERIAL           FILING          PATENT          PATENT          DUE DATES/
           COUNTRY                   NO.             DATE            NO.             DATE             STATUS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    U. S. Applications
--------------------------------------------------------------------------------------------------------------------
U.S.A.                         08/062,696       5/17/93         5,407,609        4/18/95        Issued; Current.
                                                                                (expires
                                                                                 4/18/12)
--------------------------------------------------------------------------------------------------------------------
U.S.A.                         81,289           8/03/87         4,897,268       1/30/90         Issued; Current
--------------------------------------------------------------------------------------------------------------------
U.S.A.                         60-151112,       8/27/99                                         Applied For
--------------------------------------------------------------------------------------------------------------------
PCT (designating Austria,      PCT/US                                                           Published
Australia, Barbados,           9010/2439        5/2/90                 -               -        11/15/90; Inactive.
Bulgaria, Brazil, Canada,
Switzerland, Liechtenstein,
Germany, Denmark, Spain,
Finland, U.K., Hungary,
Japan, North Korea,  South
Korea,  SRI Lanka,
Luxembourg, Monaco,
Madagascar, Malawi,
Netherlands, Norway,
Romania, Sudan, Sweden,
Russian Federation, EP; OAPI)
--------------------------------------------------------------------------------------------------------------------
Austria                        90908830.4       5/02/90         0471036         01/17/96        Issued; Current.
                                                                                (expires
                                                                                 5/02/10)
--------------------------------------------------------------------------------------------------------------------
Belgium                        90908830.4       5/02/90         0471036         1/17/96         Issued; Current.
                                                                                (expires
                                                                                5/2/10)
--------------------------------------------------------------------------------------------------------------------
Canada                         2,050,911        5/02/90         2,050,911       7/15/97         Issued; Current.
(Nat'l Phase of PCT)                            (9/30/91-Nat'l                  (expires
                                                Phase)                          5/22/10)
--------------------------------------------------------------------------------------------------------------------
Switzerland                    90908830.4       5/02/90         0471036         1/17/96         Issued; Current.
                                                                                (expires
                                                                                5/2/10)
--------------------------------------------------------------------------------------------------------------------
Germany                        909088304        5/02/90         0471036         1/17/96         Issued; Current.
                                                                                (expires
                                                                                5/2/10)
--------------------------------------------------------------------------------------------------------------------

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

                                       E-1

--------------------------------------------------------------------------------------------------------------------
                                   SERIAL           FILING          PATENT          PATENT          DUE DATES/
           COUNTRY                   NO.             DATE            NO.             DATE             STATUS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
EP                             90908830.4       5/02/90                                         Granted - National
(Nat'l Phase of PCT)                            (9/25/91-EP                                     Phase applications
                                                Nat'l Phase)                                    filed in Austria,
                                                                                                Belgium,
                                                                                                Switzerland,
                                                                                                Germany, Denmark,
                                                                                                Spain, France,
                                                                                                United Kingdom,
                                                                                                Italy,
                                                                                                Liechtenstein,
                                                                                                Luxembourg,
                                                                                                Netherlands and
                                                                                                Sweden.
--------------------------------------------------------------------------------------------------------------------
Spain                          90908830.4       5/02/90         4071036         1/17/96         Issued; Current.
                                                                                (expires
                                                                                5/02/10)
--------------------------------------------------------------------------------------------------------------------
Finland                        915129           5/2/90                                          Revised claims
(Nat'l Phase of PCT)                            (10/30/91-Nat'l                                 filed 3/29/92.
                                                Phase)                                          Office Action
                                                                                                received. Response
                                                                                                to office action
                                                                                                filed 5/23/96.
--------------------------------------------------------------------------------------------------------------------
France                         90908830.4       5/02/90         0471036         1/17/96         Issued; Current.
                                                                                (expires
                                                                                5/02/10)
--------------------------------------------------------------------------------------------------------------------
Great Britain                  90908830.4       5/02/90         0471036         1/17/96         Issued; Current.
                                                                                (expires
                                                                                5/02/10)
--------------------------------------------------------------------------------------------------------------------
Italy                          90908830.4       5/02/90         0471036         1/17/96         Issued; Current.
                                                                                (expires
                                                                                5/02/10)
--------------------------------------------------------------------------------------------------------------------
Japan                          508473/90        5/02/90         2582116         11/21/96        Issued; Current.
(Nat'l Phase of PCT)                            (11/15/91-Nat'l                 (expires
                                                Phase)                          5/02/10)
--------------------------------------------------------------------------------------------------------------------
South Korea                    91-701573        5/02/90         162669          9/01/98         Issued; Current.
(Nat'l Phase of PCT)                            (10/31/91-Nat'l                 (expires
                                                Phase)                          0/01/13)
--------------------------------------------------------------------------------------------------------------------
Luxembourg                     90908830.4       5/02/90         0471016         1/17/96         Issued; Current.
                                                                                (expires
                                                                                5/02/10)
--------------------------------------------------------------------------------------------------------------------
Hong Kong                      90908830.4 (EP)  5/03/90         0,471,836 (HK   1/17/96         Issued; Current.
                                                                # 308/1997)
--------------------------------------------------------------------------------------------------------------------
Singapore                      90908830.4       5/02/90         0471036         1/17/96         Issued; Current.
                               (EP) 0471036                     (EP)            (expires
                               (SG)                             97909105        5/02/10)
                                                                (SG)
--------------------------------------------------------------------------------------------------------------------

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

                                        E-2


--------------------------------------------------------------------------------------------------------------------
                                   SERIAL           FILING          PATENT          PATENT          DUE DATES/
           COUNTRY                   NO.             DATE            NO.             DATE             STATUS
--------------------------------------------------------------------------------------------------------------------
Netherlands                    90908810.4       5/02/90         0471036         1/17/96         Issued; Current.
                                                                                (expires
                                                                                5/02/10)
--------------------------------------------------------------------------------------------------------------------
Norway                         91.4292          5/2/90          302.683         4/14/98         Issued; Current.
(Nat'l Phase of PCT)                           (11/1/91-Nat'l                  (expires
                                               Phase)                          5/02/10)
--------------------------------------------------------------------------------------------------------------------
Sweden                         90908830.4       5/02/90         0471036         1/17/96         Issued; Current.
                                                                                (expires
                                                                                5/02/10)
--------------------------------------------------------------------------------------------------------------------
Non-PCT Convention Applications
--------------------------------------------------------------------------------------------------------------------
China                          90194260.9       5/04/90                _               _        Application
                                                                                                withdrawn 11/91
                                                                                                per instructions
                                                                                                from SRI.
--------------------------------------------------------------------------------------------------------------------
Greece                         90.01.00330      5/03/90         1000614         3/04/92         Issued; Current.
                                                                                (expires
                                                                                5/03/10)
--------------------------------------------------------------------------------------------------------------------
Ireland                        1616/90          5/03/90         09313           8/12/96         Issued; Current
                                                                                (expires
                                                                                5/03/10)
--------------------------------------------------------------------------------------------------------------------
Israel                         347476           5/04/90         94296           2/01/96         Issued; Current.
                                                                                (expires
                                                                                5/04/10)
--------------------------------------------------------------------------------------------------------------------
New Zealand                    233570           5/04/90         233570          5/04/90         Issued; Current.
                                                                                (expires
                                                                                5/04/10)
--------------------------------------------------------------------------------------------------------------------
South Africa                   90/3411          5/04/90         90/3411         2/27/91         Issued; Current.
                                                                                (expires
                                                                                5/04/10)
--------------------------------------------------------------------------------------------------------------------
India                          341/MAS/ 90      5/04/90         173577          1/06/95         Inactive.
                                                                                (expires
                                                                                5/04/97)
--------------------------------------------------------------------------------------------------------------------
Taiwan                         79103694         5/07/90         50062           7/11/91         Issued; Current.
                                                                                (expires
                                                                                7/11/06)
--------------------------------------------------------------------------------------------------------------------

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                        E-3